UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)

                 OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):
                              April 11, 2007

                      EMPIRE PETROLEUM CORPORATION


        (Exact name of registrant as specified in its charter)


        Delaware                   001-16653              73-1238709
(State or other jurisdiction  (Commission file Number) (IRS Employer
of Incorporation)                                      Identification No.)

8801 S. Yale, Suite 120                      74137-3575
(Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code:  (918-488-8068)

                        Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure

     On April 11, 2007, the Registrant issued a press release announcing the that it has finalized plans to re-enter and test the Empire Cobble Cuesta 1-12-12N-34E, in Nye County, Nevada. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Regulation FD.

ITEM 9.01  Financial Statements and Exhibits

         (c)  Exhibits

              99.1  Press Release dated April 11, 2007


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date:  April 12, 2007

Empire Petroleum Corporation

BY: /s/Albert E. Whitehead

Chief Executive Officer

EXHIBIT 99.1
                              NEWS RELEASE

                             TULSA, OKLAHOMA


April 11, 2007                                        For Immediate Release



                  	EMPIRE TO TEST NEVADA WELL

Empire Petroleum Corporation (OTCBB: EMPR), a Tulsa, Oklahoma based company, announced today that it has finalized plans to re-enter and test the Empire Cobble Cuesta 1-12-12N-34E, in Nye County, Nevada. This well was drilled to 5,198 feet and suspended last October in order to allow Empire and its partner time to thoroughly analyze the results gained from the drilling operations and complete an evaluation of the log suite run in the well. Of particular interest is the FMI or fracture analysis log. This log evaluation by Schlumberger shows several hundred feet of fracturing, much of which coincided with oil shows. Testing will commence in a heavily fractured area near the bottom of the well. A drilling rig has been contracted and operations should commence about April 12, 2007.

Empire owns a 10% working interest in 44,604 acres and will earn an additional 30% working interest when the Cobble Cuesta 1-12 well is completed as an oil or gas well or abandoned as a dry hole. The Company also has a 40% working interest in an additional 30,917 acres contiguous to the 44,604 acres giving the Company an interest in 75,521 acres in the prospect.

In order to finance the Company's share of the testing and completion or abandonment costs, Empire has completed a private placement of 5,000,000 shares at $0.20 per share for a total of $1,000,000. For each four (4) shares purchased, a buyer received one (1) share purchase warrant which is exercisable for one year at $0.50 per share. The total number of warrants issued was 1,250,000.

Statements in this press release other than purely historical information, including statements relating to the Company's future plans and objectives or expected results, constitute "forward-looking statements" within the meaning of federal securities laws. Forward-looking statements are based on numerous assumptions and are subject to all of the risks and uncertainties incident to the Company's business, including risks inherent in oil and gas exploration and development and other risks described in the reports and statements filed by the Company with the Securities and Exchange Commission. As a result, actual results may vary materially from those described in the forward-looking statements.

For further information contact:    Albert E. Whitehead, Chairman & CEO
                                    tel:  (918) 488-8068